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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                 Date of report
                                 April 29, 2005
                        (Date of earliest event reported)

                                  EPIXTAR CORP.
             (Exact Name of Registrant as Specified in Its Charter)

                                     Florida
                 (State or Other Jurisdiction of Incorporation)


                   011-15489                      65-0722193
           (Commission File Number)     (IRS Employer Identification No.)


   11900 Biscayne Boulevard Suite 700
             Miami, Florida                                      33181
             --------------                                      -----
(Address of Principal Executive Offices)                      (Zip Code)

                                 (305) 503-8600
                                 --------------
              (Registrant's Telephone Number, Including Area Code)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On April 29, 2005, Epixtar Corp., and its majority-owned subsidiary, Voxx Corporation, entered into a financing facility with Laurus Master Fund, Ltd and affiliates of Laidlaw & Company (UK) Ltd., pursuant to which Epixtar and Voxx borrowed $7,000,000 represented by Senior Secured Convertible Notes (the "Notes") that mature on April 29, 2008, bear interest at the rate of prime + 2% per year, and are amortizable beginning on October 29, 2005 at the monthly rate of $166,667 plus accrued but unpaid interest. Payments may, in certain circumstances, be made in shares of Epixtar and/or Voxx common stock. The Notes may be prepaid at any time at 130% of the then outstanding principal balance due at the time of prepayment.

The Notes are secured by all of the assets of Voxx Corporation and its subsidiaries, Epixtar's shareholdings in Voxx Corporation and significantly all of its other subsidiaries, by a pledge of Epixtar and Voxx's contract revenues from certain sources and by certain other assets of Epixtar and its subsidiaries. The Notes significantly restrict the ability of Epixtar, Voxx and their subsidiaries from borrowing additional monies without the consent of the lenders.

The Notes are convertible into the common stock of Epixtar at $1.00 per share and/or into the common stock of Voxx in the event Voxx conducts an initial public offering of its own securities at a 15% discount to the IPO price.

As additional consideration for the making of the loan, the lenders received options to purchase 31% or 4,167,028 shares of Voxx Corporation common stock computed on a fully diluted basis at the time of closing at a price of $.001 per share, warrants to purchase 556,596 shares of Voxx common stock at a price, generally, equal to the IPO price, and payments and reimbursements to the lenders and related parties of approximately $640,000. The options and warrants both provide the holder with anti-dilution protection in the event of stock splits, stock dividends and other extraordinary corporate events.

The remaining proceeds of the loan were used by Epixtar to repay $1,100,000 of outstanding debt with the balance reserved to continue the build out of Voxx Corporation's Philippine -based contact center facilities and for general corporate purposes.

As a condition of the making of this loan, Epixtar was also required to amend the terms of its existing $5,000,000 loan facility with Laurus to reprice 492,827 warrants for Epixtar common stock issued in connection with that facility from $4.05-$4.66 per share to $1.00 per share and to further secure that facility with certain additional contract revenues from Epixtar's ISP business.

Item 2.03 Creation of a Direct Financial Obligation of the Registrant

See Item 1.01 above.

The Notes provide that it is an "event of default" in the event of, among other things, non-payment, a breach of a covenant or any other agreement made by the borrowers in the note purchase agreements, the appointment of a receiver, an unsatisfied money judgment against one of the borrowers or any of their subsidiaries in excess of $150,000 for more than 30 days, a change in control of Epixtar or Voxx (other than in connection with a Voxx IPO), the institution of a government regulatory proceeding which prevents the borrowers from utilizing a substantial portion of their assets , or the occurrence of an "event of default" in certain other agreements to which the borrowers are parties. If an "event of default" should occur and continue beyond any applicable grace period, 110% of the then outstanding principal balance of the Notes plus accrued but unpaid interest becomes immediately due and payable.

Item 2.04 Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement.

See Item 1.01 above.

As a result of the transaction described in Item 1.01 above, certain rights to acquire, or to convert certain debt obligations of Epixtar Corp. and Voxx Corporation into, shares of common stock of Epixtar Corp. and/or Voxx Corporation that were outstanding at the time of such transaction will be modified by (i) increasing the number of such shares which may be acquired upon the exercise of such rights or the conversion of such obligations and (ii) reducing the price of such shares at which such acquisition or conversion is effected. Epixtar Corp. will make information regarding the extent of such modifications available to its shareholders when it has completed the process of determining the exact amount of such modifications.

                                      -2-
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Item 3.02 Unregistered Sales of Equity Securities

See Item 1.01 above.

As described in Item 1.01 above, the $7,000,000 loan is convertible into Epixtar's common stock at $1.00 per share or Voxx common stock at a price equal to 85% of the IPO price and included the issuance of options and warrants to acquire shares of Epixtar's principal subsidiary, Voxx Corporation, at $.001 per share and the IPO price, respectively. All of these securities were issued and sold pursuant to Section 4(2) of the Securities Act of 1933, as amended, as securities sold by an issuer in a transaction "not involving any public offering." The transaction was privately negotiated with representatives of accredited investors with whom Epixtar had pre-existing business relationships only and did not involve any general solicitation or advertising.

Item 9.01 Financial Statements and Exhibits

The following exhibits are included herewith:

4.13.1    Amendment and Agreement between Epixtar Corp. and Laurus Master Fund
4.13.2    Epixtar Voxx Securities Purchase Agreement for Laurus Master Fund
4.13.3    Epixtar Voxx Secured Convertible Term Note
4.13.4    Epixtar Voxx Master Security Agreement
4.13.5    Epixtar Registration Rights Agreement
4.13.6    Voxx Registration Rights Agreement
4.13.7    Stock Pledge Agreement
4.13.8    Common Stock Purchase Warrant
4.13.9    Laurus/Laidlaw InterCreditor and Collateral Agency Agreement
4.13.10   Option to Purchase Voxx Common Stock
4.13.11   Guaranty
4.13.12   Funds Escrow Agreement
4.13.13   Epixtar Voxx Securities Purchase Agreement for Laidlaw
4.13.14   Master Securities Agreement
4.13.15   Secured Convertible Term Note I
4.13.16   Secured Convertible Term Note II
4.13.17   Secured Convertible Term Note III
4.13.18   Secured Convertible Term Note IV
4.13.19   Voxx Option I
4.13.20   Voxx Option II
4.13.21   Voxx Option III
4.13.22   Voxx Option IV
4.13.23   Common Stock Purchase Warrant
4.13.24   Epixtar Registration Rights Agreement
4.13.25   Voxx Registration Rights Agreement
4.13.26   Stock Pledge Agreement
4.13.27   Guaranty

                                      -3-
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SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                                 EPIXTAR CORP.
                                                 (Registrant)


Date: May 5, 2005                      By     /s/ IRVING GREENMAN
                                          ------------------------------
                                                Irving Greenman
                                          Its Chief Financial Officer





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                               INDEX TO EXHIBITS

4.13.1    Amendment and Agreement between Epixtar Corp. and Laurus Master Fund
4.13.2    Epixtar Voxx Securities Purchase Agreement for Laurus Master Fund
4.13.3    Epixtar Voxx Secured Convertible Term Note
4.13.4    Epixtar Voxx Master Security Agreement
4.13.5    Epixtar Registration Rights Agreement
4.13.6    Voxx Registration Rights Agreement
4.13.7    Stock Pledge Agreement
4.13.8    Common Stock Purchase Warrant
4.13.9    Laurus/Laidlaw InterCreditor and Collateral Agency Agreement
4.13.10   Option to Purchase Voxx Common Stock
4.13.11   Guaranty
4.13.12   Funds Escrow Agreement
4.13.13   Epixtar Voxx Securities Purchase Agreement for Laidlaw
4.13.14   Master Securities Agreement
4.13.15   Secured Convertible Term Note I
4.13.16   Secured Convertible Term Note II
4.13.17   Secured Convertible Term Note III
4.13.18   Secured Convertible Term Note IV
4.13.19   Voxx Option I
4.13.20   Voxx Option II
4.13.21   Voxx Option III
4.13.22   Voxx Option IV
4.13.23   Common Stock Purchase Warrant
4.13.24   Epixtar Registration Rights Agreement
4.13.25   Voxx Registration Rights Agreement
4.13.26   Stock Pledge Agreement
4.13.27   Guaranty